Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Okana Ventures, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ending June 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, Michael Upham, President, Secretary, Treasurer, CEO and CFO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Upham

Michael Upham, President Secretary,

Treasurer, CEO, CFO

Dated:  August 12, 2009